EXHIBIT 10.1

SUN BIOPHARMA, INC.

2011 STOCK OPTION PLAN

1. Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Consultants and Non-Employee Directors of the Company and its Subsidiaries and to promote the success of the Company’s business. Options granted under this Plan may be incentive stock options (as defined under Section 422 of the Code) or nonqualified stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder. No Incentive Stock Options may be granted under this Plan unless this Plan has been approved by the stockholders of the Company within 12 months after its adoption by the Board of Directors.

2. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees, as applicable, that is administering the Plan under Section 4 of this Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Change of Control” shall have the meaning provided in Section 12 hereof.

(d) “Code” means the Internal Revenue Code of 1986, as amended.

(e) “Committee” means the Committee appointed by the Board of Directors under paragraph (a) of Section 4 of the Plan.

(f) “Company” means Sun BioPharma, Inc., a Delaware corporation.

(g) “Consultant” means any consultant or advisor (including Non-Employee Directors) to the Company or any Parent or Subsidiary.

(h) “Continuous Status as an Employee, Consultant or Non-Employee Director” means, for an Employee or Consultant, the absence of any interruption or termination of the employment or consulting relationship with the Company or any Subsidiary, and for a Non-Employee Director, the absence of any interruption or termination of service as a Non-Employee Director. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of:

(i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise under Company policy adopted from time to time; or

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(ii) the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

(i) “Employee” means any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a director’s fee by the Company will not constitute “employment” by the Company.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, as of any date, the value of Stock determined as follows:

(i) If the Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported, as quoted on such system or exchange or the exchange with the greatest volume of trading in Stock for the last market trading day before the time of determination) as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Stock is quoted on The Nasdaq Stock Market (but not on The Nasdaq National Market) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and low asked prices for the Stock; or

(iii) If there is no established market for the Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(l) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(m) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(n) “Non-Employee Director” means a member of the Board who is not an employee.

(o) “Option” means a stock option granted under this Plan.

(p) “Optioned Stock” means the Stock subject to an Option.

(q) “Optionee” means an Employee or Consultant who receives an Option.

(r) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(s) “Plan” means this 2011 Stock Option Plan.

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(t) “Person” means any individual entity or group within the meaning of Section 13(d) or 14(d)(2) of the Securities Act.

(u) “Share” means a share of the Stock, as adjusted in accordance with Section 12 of the Plan.

(v) “Stock” means the Common Stock, par value $.001 per share, of the Company;

(w) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan. Subject to the provisions of Section 12 of this Plan, the maximum number of shares of Stock that may be optioned and sold under the Plan is 2,316,466 shares. The shares may be authorized, but unissued, or reacquired Stock. If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless this Plan has been terminated, become available for future grant hereunder.

4. Administration of the Plan.

(a) Procedure.

(i) Administration With Respect to Directors and Officers or to Non-Employee Directors. With respect to grants of Options to Employees who are also officers or directors of the Company, or to Non-Employee Directors, the Plan shall be administered by: (A) the Board or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 promulgated under the Exchange Act or any successor thereto (“Rule 16b-3”) with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Notwithstanding the foregoing, this Plan shall not be administered by the Board if (a) the Company and its officers and directors are then subject to the requirements of Section 16 of the Exchange Act and (b) the Board’s administration of this Plan would prevent the Plan from complying with Rule 16b-3.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Options to Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of corporate and securities laws applicable to the Company and of the Code (the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer this Plan, all to the extent permitted by the Applicable Laws.

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(b) Powers of the Administrator. Subject to the provisions of this Plan (and in the case where a Committee is the Administrator, to the specific duties delegated by the Board to such Committee), the Administrator shall have the authority, in its discretion, to:

(i) determine the Fair Market Value of the Stock, in accordance with Section 2(k) of this Plan;

(ii) select the officers, Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii) determine whether and to what extent Options are granted hereunder;

(iv) determine the number of shares of Stock to be covered by each such award granted hereunder;

(v) approve forms of agreement for use under this Plan;

(vi) determine the terms and conditions, not inconsistent with the terms of this Plan, of any award granted hereunder (including, but not limited to, the per share exercise price for the Shares to be issued on the exercise of an Option and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Option or other award and/or the shares of Stock relating thereto;

(vii) determine whether and under what circumstances an Option may be bought-out for cash under Section 9(f); and

(viii) reduce the exercise price of any Option (but in the case of an Incentive Stock Option, such reduction may only be to the then current Fair Market Value and only if the Fair Market Value of the Stock covered by such Option shall have declined since the date the Option was granted).

(c) Effect of Committee’s Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options. Neither the Board, the Committee nor any member thereof shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and of the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law.

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5. Eligibility.

(a) Nonqualified Stock Options may be granted to Employees, Consultants and Non-Employee Directors. Incentive Stock Options may be granted only to Employees.

(b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options.

(c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(d) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with his right or the Company’s right to terminate his employment or consulting relationship at any time, with or without cause, unless otherwise agreed in writing by the Company and such Optionee.

6. Term of Plan. This Plan shall become effective upon its adoption by the Board of Directors, and shall continue in effect until June 30, 2021 unless extended by the Board or sooner terminated under Section 14 of this Plan. No grants of Options may be made under this Plan after June 30, 2021.

7. Term of Option. The term of each Option shall be the term stated in the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than 10 years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns Stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five years from its date of grant, or such shorter term as may be provided in the Option Agreement.

8. Option Exercise Price and Consideration.

(a) The per share exercise price for the Shares to be issued on the exercise of an Option shall be such price as is determined by the Administrator, provided that, in the case of an Incentive Stock Option:

(i) the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; and

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(ii) granted to an Employee who, at the time of the grant, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of:

(i) cash,

(ii) check,

(iii) promissory note,

(iv) other shares of the Company’s capital stock that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares underlying such Option, and in the case of shares of the Company’s capital stock acquired upon exercise of an Option, either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company,

(v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised,

(vi) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price,

(vii) any combination of the foregoing methods of payment, or

(viii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable laws.

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9. Exercise of Option.

(a) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised, and the Optionee deemed to be a stockholder of the Shares being purchased upon exercise, when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and the Company has received full payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(b) of this Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Continuous Status as an Employee, Consultant or Non-Employee Director. In the event of termination of an Optionee’s Continuous Status as a Consultant (unless such termination is for purposes of becoming an Employee of the Company) or Continuous Status as an Employee or Non-Employee Director of the Company (as the case may be), such Optionee may, but only within 90 days (or such other period of time as is determined by the Board, with such determination in the case of an Incentive Stock Option being made at the time of grant of the Option) after the date of such termination (but no later than the expiration date of the term of such Option), exercise his Option to the extent that an Optionee was entitled to exercise it at the date of such termination. To the extent that an Optionee was not entitled to exercise the Option at the date of such termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c) Disability of Optionee. Notwithstanding the provisions of Section 9(b) above, in the event of termination of an Optionee’s Continuous Status as an Employee, a Consultant or a Non-Employee Director as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within 12 months from the date of such termination (but no later than the expiration date of the term of such Option), exercise the Option to the extent otherwise entitled to exercise it at the date of such expiration. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

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(d) Death of Optionee. In the event of the death of an Optionee:

(i) while an Employee, Consultant or Non-Employee Director and having been in Continuous Status as an Employee, Consultant or Non-Employee Director since the date of grant of the Option, this Option may be exercised at any time within 12 months after the date of death (but no later than the expiration of the term of this Option), by the personal representative of the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee, Consultant or Non-Employee Director 12 months after the date of death; or

(ii) that occurs within 30 days (or such other period of time not exceeding 90 days as is determined by the Board) after the termination of the Optionee’s Continuous Status as an Employee, Consultant, or Non-Employee Director, this Option may be exercised at any time within 12 months after the date of death (but no later than the expiration of the term of this Option), by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

(e) Rule 16b-3. Options granted to persons subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

(f) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10. Non-Transferability of Options. Options granted under this Plan may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than: (i) by will or by the laws of descent or distribution; or (ii) pursuant to a qualified domestic relations order (as defined by the Code). However, any Option so transferred shall continue to be subject to all the terms and conditions contained in this Plan and in the related Option Agreement. If permitted by the Administrator, an Optionee may designate a beneficiary or beneficiaries to exercise the rights of the Optionee of an Optionee on his or her death.

11. Stock Withholding to Satisfy Withholding Tax Obligations. At the Administrator’s discretion, Optionees may satisfy withholding obligations as provided in this paragraph. When in connection with an Option, an Optionee incurs tax liability that is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the “Tax Date”).

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All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

(a) the election must be made on or before the applicable Tax Date;

(b) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made;

(c) all elections shall be subject to the consent or disapproval of the Administrator; and

(d) if the Optionee is subject to Rule 16b-3, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

If an Optionee makes an election to have Shares withheld and the Tax Date is deferred under Section 83 of the Code because the Optionee does not make an election under Section 83(b) of the Code, then the Optionee shall receive the full number of Shares with respect to which the Option is exercised but shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

12. Changes in the Company’s Capital Structure. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

If the Company effects a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation therefor in money, services or property, then:

(a) the number, class, and per share price of shares of Stock subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle an Optionee to receive upon exercise of an Option, for the same aggregate cash consideration, the same total number and class of shares as he would have received had he exercised his Option in full immediately before the event requiring the adjustment; and

(b) the number and class of shares of Stock then reserved for issuance under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

If there is any (i) consolidation or merger of the Company with or into any other corporation or corporations, (ii) a sale, transfer, lease, conveyance or disposition of all or substantially all of the assets of the Company that requires stockholder approval under the Delaware General Corporation Law, or (iii) the Company is to be liquidated or dissolved (unless the stockholders of the Company immediately before such transaction own, immediately after the consummation of such transaction, more than 50% of the combined voting power of the then-outstanding voting securities of the surviving or purchasing entity, in substantially the same proportions of such voting securities as they owned immediately before such transaction) (any of which events shall constitute a “Significant Transaction” and events (i) and (ii) shall constitute a “Change in Control”), then, subject to the provisions hereof, the Administrator may in its discretion, at any time before a Significant Event occurs, accelerate the vesting of all outstanding Options or take such other action with respect to outstanding Options as it deems appropriate, including, without limitation, canceling such outstanding Options and paying the Optionees an amount equal to the value of such Options, as determined by the Board.

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Notwithstanding the foregoing, if a Significant Transaction occurs and in connection therewith, the holder of any Option that is not fully vested will not receive, in consideration of such Option, a substitute award of stock options containing substantially similar terms to (including vesting provisions) and having an equal or greater fair market value than such Option, then the Administrator shall either:

(a) accelerate the vesting of such Option within a reasonable time before the completion of such Significant Transaction (such that the Option holder would have the opportunity to participate in the Significant Transaction on the same basis as holders of Stock, subject to such holder’s exercise of such Option); or

(b) cancel such Option in consideration of the payment to the holder thereof of an amount (in cash) equal to the fair market value of such Option.

For purposes of the foregoing, the fair market value attributable to Options shall, at the Administrator’s election: (x) be determined in accordance with the Black-Scholes method (for purposes of which volatility shall be measured over the preceding one year period and the risk-free interest rate shall be the rate of U.S. treasury bills with a maturity corresponding to the remaining term of such Option) or (y) be an amount equal to the fair market value of the Stock subject to such Option less the exercise price thereof; provided that, the fair market value of (A) any Options shall be determined as of the date, either of the Change in Control or of the Significant Transaction, that results in the greater fair market value of such Options, and (B) any substitute award or Option shall be determined as of the date of the Significant Transaction.

Except as expressly provided herein, the Company’s issuance of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either on direct sale or upon the exercise of rights or warrants to subscribe therefor, or on conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Options.

13. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee, Consultant or Non-Employee Director to whom an Option is so granted within a reasonable time after the date of such grant.

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14. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or discontinue this Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the applicable requirements of The Nasdaq Stock Market or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

(b) Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless the Optionee and the Board mutually agree otherwise in writing.

15. Conditions Upon Issuance of Shares. Shares shall not be issued on the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange on which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

16. Reservation of Shares. During the term of this Plan, the Company will at all times reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority the Company’s counsel considers necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability related to the failure to issue or sell such Shares as to which such authority is not first obtained.

17. Agreements. Options shall be evidenced by written agreements in such form as the applicable Administrator approves from time to time.

18. Information to Optionees. During the period for which an Optionee has one or more Options outstanding, the Company shall provide to each such Optionee copies of all annual reports and other information that are generally provided to all stockholders of the Company, except that the Company shall not be required to provide such information to persons whose duties in connection with the Company assure their access to equivalent information.

19. Governing Law; Construction. All rights and obligations under this Plan shall be governed by, and this Plan shall be construed in accordance with, the laws of the State of Delaware without regard to the principles of conflicts of laws. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of this Plan.

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